Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Patrick McClymont, Chief Financial Officer of Hagerty, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.    The Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2025
	By:	/s/ Patrick McClymont
Patrick McClymont
Chief Financial Officer
(Principal Financial Officer)